UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/15/2010

Discovery Communications, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34177

Delaware	35-2333914
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

One Discovery Place
Silver Spring, Maryland 20910
(Address of principal executive offices, including zip code)

240-662-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

Discovery Communications, Inc. will issue a press release providing an overview of financial results for its second quarter 2010 on Tuesday, August 3, 2010 at 7:00 a.m. EST.

A one-hour conference call with Discovery management will follow beginning at 8:30 a.m. EST. The conference call will be available live as a listen-only webcast at: www.discoverycommunications.com. The domestic toll-free dial-in number is 1-866-730-5771, passcode 72814580. The international dial-in number is +1-857-350-1595, passcode 72814580.

A replay of the call will be available beginning approximately one hour after the completion of the call until August 17, 2010. The domestic toll-free replay number is 888-286-8010, and the international replay number is +1-617-801-6888. Replay listeners must enter conference ID number 12201098.

Item 9.01.    Financial Statements and Exhibits

99.1 Press release dated June 15, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Discovery Communications, Inc.

Date: June 16, 2010	By:	/s/ Joseph A. LaSala, Jr.
Joseph A. LaSala, Jr.
Senior Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release dated June 15, 2010